EXHIBIT 99.1

April 24, 2009

Laurus Master Fund, Ltd. (in Liquidation)
Valens Offshore SPV I, Ltd.
(as assignee of Laurus Master Fund, Ltd. (in Liquidation))
Valens US SPV I, LLC
(as partial assignee of Laurus Master Fund, Ltd. (in Liquidation))
PSource Structured Debt Limited
(as assignee of Laurus Master Fund, Ltd. (in Liquidation))
LV Administrative Services, Inc.,
as Administrative Agent
c/o LV Administrative Services, Inc.
335 Madison Avenue, 10th Floor
New York, New York 10017

Ladies and Gentlemen:

Pursuant to the terms of various security agreements, purchase agreements and other credit documents (as amended, restated, supplemented and/or modified from time to time) entered into from time to time among JMAR Technologies, Inc. (“JMAR”), JMAR Research, Inc. (“Research”), JMAR/SAL Nanolithography, Inc. (“JMAR/SAL”) and JSI Microelectronics, Inc. (“JSI”, together with JMAR, Research and JMAR/SAL, each a “Debtor”, and collectively, the “Debtors”) and Laurus Master Fund, Ltd. (in Liquidation) (“Laurus”), Valens Offshore SPV I, Ltd. (as assignee of Laurus) (“Valens Offshore I”), Valens US SPV I, LLC (as partial assignee of Laurus) (“Valens US”) and PSource Structured Debt Limited (as assignee of Laurus) (“PSource”, together with Laurus, Valens Offshore I and Valens US, each a “Secured Party”, collectively, the “Secured Parties”), the Debtors are indebted to the Secured Parties in the sum of not less than $10,078,000, plus interest and costs (the “Debt”).  The Debt is due and owing without defense, offset or counterclaim of any kind or nature.  The Debt is secured by all or substantially all of the assets of the Debtors (the “Collateral”).  Each Debtor acknowledges that there have occurred and are continuing certain payment defaults under the Loan Documents (as hereinafter defined) and that there have occurred and are continuing certain other events of default thereunder.  Because such events of default have occurred and are continuing and the Debtors are unable to pay the Debt to the Secured Parties, each Debtor herewith grants to each Secured Party and/or its designee(s) (collectively, the “Authorized Parties” and each an “Authorized Party”), on each Possession Date (as hereinafter defined) and in accordance with the immediately succeeding paragraph, all rights of possession in and to the Specified Collateral (as hereinafter defined), to be disposed of as the Authorized Parties, in their best discretion, deem advisable, and for the Secured Parties to credit the net proceeds resulting from any sale or other disposition to the account of the Debtors, in such manner and in such order as the Secured Parties may determine in their sole and absolute discretion.  Any such net proceeds remaining after application thereof to the Debt (including interest, costs and reasonable attorneys’ fees and legal expenses) shall be remitted to the appropriate party in accordance with Section 9-615 of the Uniform Commercial Code as enacted in the State of New York (the “UCC”).

The Debtors and the Secured Parties hereby acknowledge and agree that the Debtors shall only be deemed to have granted to the Authorized Parties rights of possession in and to all or a portion of the Collateral on a Possession Date in accordance with the terms of this paragraph.  When an Authorized Party elects to exercise its rights of possession in and to all or any portion of the Collateral, such Authorized Party shall deliver to the Debtors a written notice (each such notice, a “Possession Notice”) identifying that portion of the Collateral to which such Authorized Party elects to exercise its right to possession (such Collateral, the “Specified Collateral”) and the date on which such possession shall occur (each date, a “Possession Date”).  On each applicable Possession Date, (a) such Authorized Party’s rights of possession in and to the Specified Collateral identified in the applicable Possession Notice shall be deemed to have occurred automatically, without further action on the part of any party, and (b) the Debtors shall be deemed to have authorized (and hereby authorize) any employee of any Debtor or any third party to grant to such Authorized Party, full and complete access to any premises where the Specified Collateral is located to allow such Authorized Party to take possession of any such Specified Collateral.  The Authorized Parties shall have no obligation of any nature whatsoever to deliver any Possession Notice to the Debtors and unless and until so delivered, no such possession of any Specified Collateral shall be deemed to have occurred. The Authorized Parties may deliver to the Debtors one or more Possession Notices in accordance with the terms hereof and unless and until so delivered the Debtors shall remain in possession of all Collateral not otherwise identified in the Possession Notices.  All notices by the Authorized Parties to the Debtors hereunder shall be delivered to the Debtors at the address set forth above addressed to the attention of David Wessing.  A Possession Notice shall be deemed given (a) upon personal delivery, (b) when sent by confirmed facsimile, (c) three (3) business days after having been sent by registered or certified mail, return receipt requested, postage prepaid, (d) one (1) day after deposit with a nationally recognized overnight courier or (e) by email notification addressed to dwessing@jmar.com, with a copy to nhall@jmar.com.

This letter agreement also serves as an authorization to any employee of the Debtors or any third party to grant the Authorized Parties, and the Debtors hereby grant the Authorized Parties, full and complete access to any premises where the Collateral is located in order to enforce any Secured Party’s rights and collect the liability due to such Secured Party from the Debtors.  In addition, the Authorized Parties may designate a custodian who shall have the right, among other things, to change the locks on all gates and doors providing access to such premises or such Collateral.

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Debtor, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges each Secured Party, its successors and assigns and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, administrative and other agents and other representatives (each Secured Party and all such other persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which any Debtor or any of such Debtor’s successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever, including without limitation any claims or causes of action based on theories of “lender liability”, from the beginning of time through and including the date hereof, including, without limitation, for or on account of, or in relation to, or in any way in connection with that certain (i) Pledge and Security Agreement between Laurus and JMAR dated as of March 21, 2003 (the “2003 Pledge Agreement”); (ii) Purchase and Security Agreement dated as of March 21, 2003 between Laurus and JMAR (the “2003 Security Agreement”) and the Ancillary Agreements defined therein; (iii) Stock Pledge Agreement dated as of March 14, 2003 between Laurus and JMAR (the “2003 Stock Pledge Agreement”); (iv) Security Agreement dated as of March 27, 2006 among Laurus and the Debtors (the “2006 Security Agreement”) and the Ancillary Agreements defined therein; (v) Series G Cumulative Convertible Preferred Stock issued by the JMAR to Laurus (the “Series G Stock”), (vi) Series I Cumulative Convertible Preferred Stock issued by the JMAR to Laurus (the “Series I Stock”), (vii) Series J Cumulative Convertible Preferred Stock issued by the JMAR to Laurus (the “Series J Stock”), (viii) Securities Purchase Agreement dated as of April 11, 2007 between Laurus and JMAR (the “April 2007 SPA”) and the Related Agreements defined therein; and (ix) Securities Purchase Agreement dated as of August 31, 2007 between Laurus and JMAR (the “August 2007 SPA”) and the Related Agreements defined therein; and (x) the Securities Purchase Agreement dated as of September 25, 2008 among the Purchasers from time to time thereunder, LV Administrative Services, Inc., as agent for the Purchasers, and JMAR (the “September 2008 SPA”) and the Related Agreements defined therein (the September 2008 SPA and such Related Agreements, together with the 2003 Pledge Agreement, the 2003 Stock Pledge Agreement, the 2003 Security Agreement and the Ancillary Agreements defined therein, the 2006 Security Agreement and the Ancillary Agreements defined therein, the Series G Stock, the Series I Stock, the Series J Stock, the April 2007 SPA and the Related Agreements defined therein, the August 2007 SPA and the Related Agreements defined therein, and any and all other documents, instruments or agreements related thereto or executed in connection therewith, or any transactions thereunder, each as may be amended, restated, supplemented or otherwise modified from time to time, collectively, the “Loan Documents”) and this letter agreement and any and all documents, instruments or agreements related hereto or executed in connection herewith.  Laurus has, from time to time, assigned certain of its interests and rights in and to certain of the Loan Documents.

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, effective as of the date of the sale or other disposition by the Secured Parties of the Specified Collateral pursuant to the UCC (the “Sale”), each Secured Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges each Debtor, its successors and assigns and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, administrative and other agents and other representatives (each Debtor and all such other persons being hereinafter referred to collectively as the “Debtor Parties” and individually as a “Debtor Party”), of and from all Claims of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which any Secured Party or any of such Secured Party’s successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Debtor Parties or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever, from the beginning of time through and including the date of the Sale.  Notwithstanding anything to the contrary set forth above, nothing in this letter agreement shall release, in any manner whatsoever, any Debtor Party from any obligations under and/or impair, limit or affect in any manner whatsoever any Releasee’s and/or its affiliates rights in respect of (i) this letter agreement and/or any and all documents, instruments or agreements related hereto or executed in connection herewith and/or (ii) any warrants, options and/or equity interests at any time issued by any Debtor Party to any Releasee and/or its affiliates and/or (iii) any Loan Document.

Each of the Debtors hereby agrees to execute and deliver to the Secured Parties or their designee (a) such documents, instruments and agreements as the Secured Parties or their designee may reasonably request in connection with the sale, lease, license or other disposition of the Collateral and (b) within five (5) business days following the date of the first disposition of Collateral by any Secured Party, evidence that each Debtor (x) has changed its name to a name substantially dissimilar to (i) “JMAR Technologies, Inc.”; (ii) “JMAR Research, Inc.”; (iii) “JMAR/SAL Nanolithography, Inc.” and (iv) “JSI Microelectronics, Inc.” and (y) notified any and all appropriate governmental entities for each jurisdiction in which each Debtor is organized and/or qualified to do business of such change, which such name change shall not include the word “JMAR” or any variation thereof.

Each of the Debtors hereby waives and renounces all of its rights to notification under Section 9-611 of the UCC as to the sale, lease, license or other disposition by the Secured Parties of any or all of the Collateral and under Sections 9-620 and 9-623 of the UCC regarding acceptance of collateral as discharge of the obligations of the Debtors to the Secured Parties and waiver of each Debtor’s right to redeem collateral, respectively.

Each of the Debtors knowingly and intelligently waives any rights it may have to notice and a hearing before a court of competent jurisdiction in conjunction with the matters set forth in this letter agreement and consents to the Secured Parties’ or their designee’s entry on the premises where the aforesaid Collateral is located for the purposes set forth herein.

[Remainder of Page Intentionally Left Blank; Signatures Follow]

This letter agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

Very truly yours,

JMAR TECHNOLOGIES, INC.

By /s/ CN Beer
Name: C. Neil Beer
Title: CEO

JMAR RESEARCH, INC.

By /s/ CN Beer
Name:
Title:

JMAR/SAL NANOLITHOGRAPHY, INC.

By /s/ CN Beer
Name:
Title:

JSI MICROELECTRONICS, INC.

By /s/ CN Beer
Name:
Title:

[Additional Signatures Follow]

Acknowledged and Accepted:

LAURUS MASTER FUND, LTD. (in Liquidation)
By:  Laurus Capital Management, LLC
its investment manager

By ________________________
Name:
Title:

VALENS OFFSHORE SPV I, LTD.
By:  Valens Capital Management, LLC
its investment manager

By ________________________
Name:
Title:

VALENS US, SPV I, LLC
By:  Valens Capital Management, LLC
its investment manager

By ________________________
Name:
Title:

PSOURCE STRUCTURED DEBT LIMITED
By:  PSource Capital Limited
its investment consultant

By ________________________
Name:
Title:

CONSENT OF GUARANTORS

Each of the undersigned as a guarantor of the debts and obligations of JMAR Technologies, Inc. (“JMAR”) to the Secured Parties (as defined in the annexed letter granting peaceful possession to the Secured Parties, the “Peaceful Possession Letter”) hereby consents to the Peaceful Possession Letter and hereby waives and renounces all of its rights to notification under §9-611 of the Uniform Commercial Code (“UCC”) as to the sale or disposition by the Secured Parties of the above described Collateral, and under §§9-620 and 9-623 of the UCC regarding acceptance of the Collateral as discharge of the obligations of JMAR to the Secured Parties, and waiver of the right to redeem the Collateral, respectively.

JMAR RESEARCH, INC. By /s/ CN Beer Name: C. Neil Beer Title: CEO JMAR/SAL NANOLITHOGRAPHY, INC. By /s/ CN Beer Name: Title:

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